Experts in Secure Messaging
Jim Scullion, Chairman and CEO

NASDAQ: TMWD

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-looking statements made in reliance on the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “continue,” “expects,”
“anticipates,” “intends,” “plans,” “believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 16, 2006 and Forms 10-Q filed May 10,
2006 and August 8, 2006.

We assume no obligation to correct or update information contained in this presentation.

Tumbleweed Communications

Founded in 1993, HQ in Redwood City, CA

Offices in the U.S., EMEA, APAC

350+ employees

2,300 customers worldwide

Strong revenue growth & profitable

Cash flow positive from operations
    (8 consecutive quarters)

Tumbleweed

		identix, ComNetix, KPMG, Tumbleweed
		ValiCert, LongBoard, LogicVision, VERILINK
		IBM, SIEBEL, plumtree, ASPECT, NETWORK GENERAL
		RSA SECURITY, Netscape, phoenix technologies, SECURIFY, Tumbleweed
		macrovision, ACNielsen, D&B, Active Decisions
		Skadden, WSGR Wilson Sonsini Goodrich & Rosati PROFESSIONAL CORPORATION

LEADER IN SECURE MESSAGING

Experienced Management Team

SVP Corporate
Development

Barney Cassidy

Chief Marketing
Officer

Daniel Greenberg

Chief Technology
Officer

Taher Elgamal

EVP Field
Operations

Jim Flatley

Chief Financial
Officer

Tim Conley

Chief Executive
Officer

Jim Scullion

Our Mission

Manage, protect and deliver information
so enterprises can more productively
utilize the Internet

The Problem: The Openness of the
Internet Spawns New Vulnerabilities

HACKERS

Financials

Employee data

Patient data

Intellectual Prop.

Transactions

OUTBOUND
VULNERABILITIES

INBOUND THREATS

Spam

Virus

Worms

Denial of Service

Email harvesting

NETWORK

FIREWALL

NETWORK

FIREWALL

TUMBLEWEED
MESSAGING SECURITY

GATEWAY

The Solution: Tumbleweed Provides a
Platform for Secure Communications

HACKERS

Financials

Employee data

Patient data

Intellectual Prop.

Transactions

OUTBOUND
VULNERABILITIES

INBOUND THREATS

Spam

Virus

Worms

Denial of Service

Email harvesting

Financials

Employee data

Intellectual Prop.

Spam

Worms

Denial of Service

Tumbleweed

SC MAGAZINE AWARDS 2006

SC MAGAZINE AWARDS 2006 WINNER

Common Criteria Evaluation and Validation Scheme
NIAP CCEVS Validation Body

LEADER IN SECURE MESSAGING

`

Products

Helping enterprises manage, protect, and extend their Internet communications.

Protect email communications

with comprehensive inbound

and outbound security

Secure all data exchanges between

3rd parties with secure managed

file transfer

Enable real-time security for large

PKI infrastructures with the industry’s

leading digital certificate validation suite

MailGate

Secure
Transport

Validation

Authority

Secure Transport

Best Intellectual
Property Protection

WINNER

Best Email Content
Filtering Solution

Analysis

Tier

THREAT SIGNATURES

Spam signatures

Virus signatures

Spyware signatures

IP Reputation

URL Classification

Regulatory lexicon

Corp Policy lexicon

CONTENT DEFENSE

Content analysis

Data classification

Policy enforcement

Content extraction

Directory integration

Encrypt

Archive

Disaster Recovery

Content

Protection Tier

Network

Internet

Protocol

Protection Tier

THREAT DEFENSE

Bandwidth Shaping

DoS

DHA

Anti-virus

Anti-spam

Anti-spyware

Access control

Anomaly detection

IP Reputation

Transport Encryption

DMZ

Typical Deployment

Email

File Transfer

Identity Validation

Enduser

Backend

Applications

WELLS FARGO

Tumbleweed

Security

LEADER IN SECURE MESSAGING

Network

DMZ

Internet

Backend

Applications

Wells Fargo Case Study

Wells Fargo

Wholesale Customers

Cash Management

E-checks

Secure Transport™

Secure Transport™

Business drivers for purchase

Automate File Transfer across Banking Network for ACH, Lockbox,  Wire transfers, etc.

Value propositions

8,000 Wholesale customers on network

Moving over $1B in money per day over ST

Network

DMZ

Internet

Blue Cross Blue Shield of Florida

Doctors, Staff, Patients

Emails

MailGate™ Suite

Blue Cross Blue Shield of
Florida Case Study

Enduser

Business drivers for purchase

HIPAA compliance for ensuring privacy of Protected Health Information in email.

Value propositions

Gateway-based solution made deployment easy with limited end-user training

Web-based secure delivery is intuitive with high adoption rates

Robust platform for future applications and integration with security infrastructure

Anti-spam and anti-virus services added value

Defense Information Systems Agency
Case Study

Network

Internet

Backend

Applications

DISA

DoD community

Validation Authority

Smart Card Logon

Common Access Card (CAC)

Business drivers for purchase

DoD Mandate to enforce cryptographic network logon using smart cards

Value propositions

Provides validation services for peripheral applications like signed email, physical access

Flexible validation policies allow different security levels for classified and unclassified domains

Integration with managed desktop solutions allows software to be deployed on more than 5 million desktops

Tumbleweed

NASD
Banc of America Securities
MetLife
Wells Fargo
AXA
Prudential
Wachovia
JPMorgan
ABN·AMRO

SPAWAR
NMCI
Marines
NAVSEA

Childrens Hospital Los Angeles
Memorial Sloan-Kettering Cancer Center
Tufts Health Plan
medcohealth
BlueCross BlueShield
City of Hope
Boehringer Ingelheim
Aetna

FDA
USDA
Internal Revenue Service

verizon
GM
TIME WARNER
Sears
GE
DHL
National Semiconductor
DELL
IBM
SAFEWAY
John Deere

State of Florida Department of Revenue
Audits and Accounts
NJ Taxation

LEADER IN SECURE MESSAGING

The Most Security-Conscious Enterprises
Rely On Tumbleweed

Enterprises

Financial Services

Fortune 500

Healthcare

CIGNA

Government

Hawaii

Defense

Civilian

State and Local

$2.9B Opportunity (2009)

Source – Tumbleweed, Gartner, IDC 2005

Secure File

Transfer

$300M

Secure File

Transfer

$450M

Email Security

$1,000M

Email Security

$2,400M

Digital Certificate

Validation

$20M

Digital Certificate

Validation

$30M

2005

2009

2005

2006

2007

$50M

($M)

Growth Strategy

1.

Increase brand awareness

2.

Expand reseller channel

3.

Expand internationally

4.

Expand customer footprint

Build on our base in enterprise security and …

Expand
customer
footprint

Increase
brand
awareness

Expand
reseller
channel

Expand
interna-
tionally

Build Enterprise
Security Base

Expanding Customer Footprint:
Tumbleweed Today

File

Email

File

Internet

Protection

Encrypted Messaging

Policies/Rules

Filtering/Routing

Reporting/Tracking

Expanding Customer Footprint:
Tumbleweed Tomorrow

Protection

Encrypted Messaging

Policies/Rules

Filtering/Routing

File

Email

IM

Web

Web

Srvcs

Deep Content Inspection

Disaster Recovery

Encrypted Archiving

Hosted Services

Reporting/Tracking

File

Internet

Deep Expertise in Security

25 Security Patents in US alone

Broad Protocol Coverage (SMTP, FTP, PGP, SFTP, HTTPS, etc.)

Blue Chip Customer Base in Key Sectors

8 of the top 8 US Banks

6 of the top 10 EU Banks

7 of the top 10 US Brokerages

30 of the top 35 BCBS Organizations

6 of the 10 largest Pharmaceuticals

All branches of the US Armed Forces

Market leadership

Public company in sea of start-ups

#3 messaging security per IDC

Our Competitive Advantage

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2002
2003
2004
2005
9 mos. 2005
9 mos. 2006

LEADER IN SECURE MESSAGING

4 Years of Growth

Revenue (in 000s)

$25.5M

$30.6M

$43.4M

$50.0M

$38.2M

$45.3M

Tumbleweed

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
2002
2003
2004
2005
9 mos 2005
9 mos 2006

LEADER IN SECURE MESSAGING

And Achieving Improvement in Key Metrics

Annual Revenue (in 000’s)

Cash-flow from Ops (in 000’s)

Non-GAAP EPS

$0.00

($0.50)

$0.50

$1.00

Quarterly Revenue (in 000’s)

Operating Improvement – 2006 (9 Mos.)

Revenue increase of 19%, to $45.3 million

Deferred revenue increase of $1.9M, to $24.8 million

$2.5 million income (non-GAAP), up from $378,000
in 2005

EPS of $0.05 (non-GAAP), up from $0.01 in 2005

Strong Balance Sheet – Q3 2006

$30.4 million in cash

Positive cash flow from operations

$1.9 million in Q3

Positive in each of the past 8 quarters

$9.4 million during that period

No debt

Summary

Experienced Management Team

Strengthening financials

Double-digit year-year growth

Cash positive and profitable (non-GAAP)

Solid Growth Strategy

International expansion

Channel expansion

Increased visibility in marketplace

Uniquely positioned for success

Blue-chip customer base

Award-winning products

Patents

NASDAQ: TMWD                                                             www.Tumbleweed.com

APPENDIX

Tumbleweed

SC MAGAZINE AWARDS 2006 WINNER

Gartner

SC MAGAZINE AWARDS 2006

WEST COAST LABS CHECK MARK
SEE YOUR SAFEGUARDS AT www.check-mark.com

Web Week Editor's Choice Award 2006

SC MAGAZINE RECOMMENDED

VeriTest

LEADER IN SECURE MESSAGING

Recent Recognition in 2006

Leader in Email
Encryption, only
“Positive” Rating

“Recommended”

Over 9 Email Security
Products

Anti-Spam – Highest
Test Score – 5.0

Editor’s Choice Award

Best Email Security
Product

Anti-spam
Highest Rating

WINNER

Best Email Content
Filtering Solution

Secure Transport

Best Intellectual
Property Protection